UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018 (June 22, 2018)

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 26, 2018, Business Development Corporation of America (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report the voting results of the proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock in an amount not to exceed 25% of its then outstanding common stock immediately prior to each such sale at a price below the Company’s then current net asset value per share during the next year.

This Amendment No. 1 to the Original Form 8-K is being filed to amend and restate Item 5.07 of the Original Form 8-K in its entirety to clarify that this proposal was approved under both of the applicable voting standards under the Investment Company Act of 1940, as amended (the “1940 Act”). No other changes are being made to the Original Form 8-K.

Item 5.07      Submission of Matters to a Vote of Security Holders

The Company’s 2018 annual meeting of stockholders (the “Annual Meeting”) was originally called to order on May 30, 2018 and was adjourned in order to permit additional time to solicit stockholder votes with respect to a proposal. The Annual Meeting was reconvened on June 22, 2018. There were present at the reconvened Annual Meeting, in person or by proxy, stockholders holding an aggregate of 110,824,426 shares of the Company’s common stock, out of a total of 178,656,019 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. Below is a description of the matters voted on at the reconvened Annual Meeting on June 22, 2018 and the final results of such voting.

Proposal 2. Approval to Issue Shares of the Company’s Common Stock Below Net Asset Value

The proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock in an amount not to exceed 25% of its then outstanding common stock immediately prior to each such sale at a price below the Company’s then current net asset value per share during the next year was approved.

The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstain
74,257,795	28,348,221	8,218,410

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 74,246,562 shares “for” and 28,348,221 shares “against,” with 8,218,410 shares abstaining. The number of votes cast in favor of this proposal represents both a “majority of outstanding voting securities” of the Company entitled to vote at the Annual Meeting and a “majority of outstanding voting securities” entitled to vote at the Annual Meeting that were not held by “affiliated persons” of the Company, each as defined under the 1940 Act.

As previously disclosed in the Company’s proxy statement, for purposes of this proposal, the 1940 Act defines “a majority of the outstanding voting securities” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes had the effect of a vote against this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: July 9, 2018	By:	/s/ Richard J. Byrne
		Name: Title:	Richard J. Byrne Chief Executive Officer, President and Chairman of the Board of Directors